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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2002


                           PROSPERITY BANCSHARES, Inc.
             (Exact name of registrant as specified in its charter)



             Texas                        0-25051               74-2331986
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


         4295 San Felipe
         Houston, Texas                                             77027
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (713) 693-9300

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Item 5. Other Events.

         On July 15, 2002, Prosperity Bancshares, Inc. ("Prosperity") publicly disseminated a press release announcing that it had entered into an Agreement and Plan of Merger with Southwest Bank Holding Company ("Southwest") located in Dallas, Texas which provides for, and sets forth the terms and conditions of, the merger of Southwest with and into Prosperity. As a result of the merger, Southwest's subsidiary bank, Bank of the Southwest, will become a wholly-owned subsidiary of Prosperity. The purpose of this Current Report on Form 8-K is to file as Exhibit 99.1 a copy of the Company's press release dated July 15, 2002 announcing such event. The press release is incorporated by reference into this
Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

Item 7.  Financial Statements and Exhibit.

         Exhibits.  The following materials are filed as exhibits to this
                    Current Report on Form 8-K:

         99.1 -     Press Release dated July 15, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PROSPERITY BANCSHARES, INC.


Dated:  July 15, 2002                      By: /s/ James D. Rollins III
                                               ---------------------------------
                                                   James D. Rollins III
                                                   Senior Vice President



                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
  99.1            Press Release dated July 15, 2002.



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